UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St.

Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing a Continued Listing or Standard; Transfer of Listing.

As previously disclosed on Form 8-K with the Securities and Exchange Commission (the “SEC”), on June 9, 2023, Liberty Resources Acquisition Corp., a Delaware corporation (the “Company”), received written notice (the “MVLS Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (the “Listing Qualifications Department”) on June 5, 2023, indicating that because the Company’s Market Value of Listed Securities was less than $50 million, the Company was no longer in compliance with the Nasdaq Global Market (“Nasdaq”) Listing Rule 5450(b)(2)(A), which requires the Company to maintain a Market Value of Listed Securities of at least $50 million (the “MVLS Requirement”). The Company was provided 180 calendar days to regain compliance with Listing Rule 5450(b)(2)(A).

As previously disclosed on the Form 8-K filed with the SEC on June 20, 2023, the Company received written notice (the “Public Float Notice”) from the Listing Qualifications Department on June 15, 2023, notifying the Company that it no longer met the minimum 1,100,000 publicly held shares required under Listing Rule 5450(b)(2)(B) (the “Public Float Standard”). The Company was provided with 45 calendar days to provide Nasdaq a compliance plan. On July 28, 2023, the Company submitted a compliance plan to Nasdaq. Nasdaq accepted the plan and granted an extension until December 12, 2023 to file with the SEC and submit to Nasdaq a list containing the Company’s current total shares outstanding and a beneficial ownership table that reflects the compliance with the Public Float Standard.

As previously disclosed on Form 8-K with the SEC on October 12, 2023, the Company received written notice (the “Shareholders Notice”) from the Listing Qualifications Department on October 9, 2023, notifying the Company that it was not in compliance with Listing Rule 5450(a)(2) which requires the Company to have at least 400 total holders for continued listing on Nasdaq (the “Shareholders Requirement”). The Company was provided with 45 calendars days, to submit a plan to regain compliance with Listing Rule 5450(a)(2).

On December 6, 2023, the Company received written notice (the “Delisting Determination Letter”) from Nasdaq stating that the Company has not regained compliance with the MVLS Requirement. Accordingly, unless the Company requests an appeal of this determination, trading of the Company’s securities will be suspended at the opening of business on December 15, 2023, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. Additionally, the Delisting Determination Letter from Nasdaq stated that the Company failed to comply with Listing Rules 5450(b)(2)(B) and 5450(a)(2), which serves as an additional and separate basis for delisting from Nasdaq. The Delisting Determination Letter provides that the Company has until 4:00 p.m. Eastern Time on December 13, 2023 (the “Appeal Deadline”) to appeal the Listing Qualifications Department’s determination.

The Company intends to submit an appeal of the Listing Qualifications Department’s determination to a hearings panel (the “Nasdaq Hearings Panel”), as well as a request to stay the suspension of its common stock pending the hearing date, under the procedures set forth in the Nasdaq Listing Rule 5800 Series, no later than the Appeal Deadline. If the appeal and request for hearing is timely submitted, the suspension of the Company’s common stock will automatically be stayed from the date of the appeal request. No assurances can be provided that the Company will submit the appeal and hearing request by the Appeal Deadline. Furthermore, no assurances can be provided that the Company will obtain a favorable decision from the Nasdaq Hearings Panel, and/or that the Company will be able to regain or maintain compliance with the Nasdaq listing rules and continue the listing of its common stock on Nasdaq.

Item 7.01.	Regulation FD Disclosure.

On December 8, 2023, the Company issued a press release regarding its receipt of the Delisting Determination Letter. A copy of the foregoing press release is attached as Exhibit 99.1 to this Form 8-K. The information set forth under Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933 regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01.	Other Events.

On December 8, 2023, Company, issued a press release announcing that it caused to be deposited $150,000 into the Company’s trust account for its public stockholders, allowing the Company to extend the date by which the Company may consummate an initial business combination by one month from December 8, 2023 to January 8, 2024 (the “Extension”). This Extension is permitted under the Company’s governing documents.

Forward Looking Statements.

The Company cautions you that the statements included in this Current Report, including in Exhibit 99.1, that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s ability to successfully appeal the Staff’s delisting determination, or if it does, its ability to regain and maintain compliance with the listing standards of Nasdaq. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Form 8-K due to the risks and uncertainties inherent in the Company’s business. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect its current plans to file periodic reports with the Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K, and the Company undertakes no obligation to revise or update this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated December 8, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed by the duly authorized undersigned.

LIBERTY RESOURCES ACQUISITION CORP.

Date: December 8, 2023	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer